(LOSS) PROFIT BEFORE INCOME TAX	12 Months Ended
Dec. 31, 2023
Loss Profit Before Income Tax
(LOSS) PROFIT BEFORE INCOME TAX

21	(LOSS) PROFIT BEFORE INCOME TAX

(Loss) profit before income tax is arrived at after charging:

	2023	2022	2021
	USD	USD	USD

Cost of revenue	23,071,638	35,423,411	31,272,086
Depreciation expenses of:
- Property, plant and equipment	863,287	707,747	509,177
- Right-of-use assets	99,360	105,479	86,769
Amortization of intangible assets	950,624	904,315	834,575
Expected credit losses recognized on trade receivables	253,459	73,537	96,891
Write-down of inventories, included in cost of revenue	1,933,391	-	-
Impairment loss recognized on property, plant and equipment	4,244,688	-	-
Auditor’s remuneration	204,246	212,268	10,977
Employee benefits expenses (including directors’ remuneration):
- Salaries and allowances	3,375,361	3,877,068	3,104,038
- Pension scheme contribution	264,116	396,232	412,822